Investments	12 Months Ended
Dec. 31, 2020
Investments, Debt and Equity Securities [Abstract]
Investments	Investments
(a)     Available for sale investments

	December 31, 2020	December 31, 2019
	(in thousands)
Available for sale investments at start of year	$49,628	$59,910
Purchases	—	9,603
Sales and maturities	(47,902)	(21,686)
Interest on short term investments	—	1,065
Realized gain on sale of short term investments	234	55
Unrealized capital (loss)/gain – investments	(231)	681
Available for sale investments at end of year	$1,729	$49,628

    The Company classifies its investment in short term investments as available for sale. Short term investments comprise highly liquid investments with maturities of greater than three months and minimum "A-" rated fixed term deposits. Short term investments at December 31, 2020 have an average maturity of 3.4 years compared to 0.65 years at December 31, 2019.

    The following table represents our available for sale short term investments by major security type as of December 31, 2020:

			Maturity by period
	Cost Total	Fair Value Total	Less than 1 year	1 to 5 years
	(in millions)
Term deposits	$1.73	$1.73	$0.50	$1.23
Total ($ in millions)	$1.73	$1.73	$0.50	$1.23

    The contractual maturity of certain investments in the portfolio is greater than 12 months; however, classification as short-term investments reflects the Company practice and intention in respect of these investments. The Company recognizes the unrealized losses at fair value in equity as these unrealized losses on short term investments have been considered as temporary.

(b)    Investments in equity - long term
    The Company entered into subscription agreements with a number of funds. Capital totaling $13.3 million had been advanced under the terms of the subscription agreements at December 31, 2020 (December 31, 2019: $10.1 million). The Company determined that the interests in the funds meet the definition of equity securities without readily determinable fair values. Effective from January 1, 2018, the Company concluded that the interests held at December 31, 2020 qualify for the NAV practical expedient in ASC 820 'Fair value measurements and disclosures'. There was an increase in fair value of $2.5 million (December 31, 2019: decrease in fair value of $0.8 million) recognized in net income during the year bringing the carrying value of the subscriptions to $15.8 million at December 31, 2020 (December 31, 2019: $10.1 million). At December 31, 2020, the Company had committed to future investments of $21.9 million in respect of these funds.
(c)     Equity method investments

The Company has invested $4.9 million to obtain a 49% interest in the voting share capital of Oncacare. The Company’s investment in Oncacare is accounted for under the equity method due to the Company's ability to exercise significant influence over Oncacare that is considered to be greater than minor. The Company records its pro rata share of the earnings/losses of this investment in 'Share of equity method investments' in the Consolidated Statement of Operations. See additional details in note 2 - Significant accounting policies.
The majority investor has the right to sell the 51% majority voting share capital exclusively to the Company in an eighteen month period, commencing January 1, 2023 and ICON also has the right to acquire the 51% majority voting share capital from August 1, 2025.

The following table represents our equity method investments at December 31, 2020:

	Ownership Percentage	Carrying Value	Carrying Value
			At date of investment
	December 31, 2020	December 31, 2020	July 24, 2020
		(in thousands)
Oncacare Limited	49%	$4,534	$4,900

The Company has invested $4.9 million in Oncacare, of which, $2.5 million has been paid with the remainder to be paid in the next twelve months.
The Company has recorded a loss of $0.4 million representing its pro rata share of the losses in Oncacare since the date of initial investment.